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Exhibit 24.2

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Paul L. Miller, Jr. hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company (the "Company") to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Union Electric Company in various forms, including senior secured debt securities, first mortgage bonds, senior secured debt securities, subordinated debt securities and trust preferred securities and related guarantees, as authorized by the Company's Board of Directors on May 14, 2003, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of August, 2003.

/s/ Paul L. Miller, Jr.	(L.S.)

STATE OF MISSOURI	)
	)	SS.
CITY OF ST. LOUIS	)

        On this 13th day of August, 2003, before me, the undersigned Notary Public in and for said State, personally appeared Paul L. Miller, Jr., known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

/s/ Debby Anzalone DEBBY ANZALONE Notary Public—Notary Seal STATE OF MISSOURI St. Louis County My Commission Expires: April 18, 2006

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Douglas R. Oberhelman hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company (the "Company") to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Union Electric Company in various forms, including senior secured debt securities, first mortgage bonds, senior secured debt securities, subordinated debt securities and trust preferred securities and related guarantees, as authorized by the Company's Board of Directors on May 14, 2003, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of August, 2003.

/s/ Douglas R. Oberhelman	(L.S.)

STATE OF MISSOURI	)
	)	SS.
CITY OF ST. LOUIS	)

        On this 7th day of August, 2003, before me, the undersigned Notary Public in and for said State, personally appeared Douglas R. Oberhelman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

/s/ Debby Anzalone DEBBY ANZALONE Notary Public—Notary Seal STATE OF MISSOURI St. Louis County My Commission Expires: April 18, 2006

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned Harvey Saligman hereby appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Union Electric Company (the "Company") to a Registration Statement on Form S-3 and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering new securities of Union Electric Company in various forms, including senior secured debt securities, first mortgage bonds, senior secured debt securities, subordinated debt securities and trust preferred securities and related guarantees, as authorized by the Company's Board of Directors on May 14, 2003, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 9th day of August, 2003.

/s/ Harvey Saligman	(L.S.)

STATE OF MISSOURI	)
	)	SS.
CITY OF ST. LOUIS	)

        On this 9th day of August, 2003, before me, the undersigned Notary Public in and for said State, personally appeared Harvey Saligman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

/s/ Debby Anzalone DEBBY ANZALONE Notary Public—Notary Seal STATE OF MISSOURI St. Louis County My Commission Expires: April 18, 2006

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  Exhibit 24.2
POWER OF ATTORNEY